EXHIBIT 10.3

                                TRANCHE B NOTE

                                TEXOIL COMPANY

                              10% SENIOR SECURED
                            GENERAL OBLIGATION NOTE

No. [            ]                                           September 6, 1996
     ------------
$[                                  ]
  ----------------------------------

            FOR VALUE RECEIVED, the undersigned, TEXOIL COMPANY, a Tennessee corporation (the "COMPANY"), hereby promises to pay to (the
- ----------------------------------------------------------- "TRANCHE B
NOTEHOLDER"), or registered assigns, the principal sum of and /100 DOLLARS ($ ), or, if less, the aggregate unpaid principal amount of

- ------------------------------------ all Tranche B Advances (as defined in the
Note Purchase Agreement referred to below) made by the Tranche B Noteholder under this Tranche B Note, together with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid principal balance hereof at the rate of ten percent (10%) per annum from the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment of principal or interest, at a rate per annum equal to fifteen percent (15%); PROVIDED, HOWEVER, in no event shall such rate of interest ever exceed the Highest Lawful Rate (as defined in the Note Purchase Agreement referred to below).

            This Tranche B Note is one of a series of Tranche B Notes (herein called the "TRANCHE B NOTES") issued pursuant to the Note Purchase Agreement dated of even date herewith (as from time to time amended, the "NOTE PURCHASE AGREEMENT"), among the Company, Texoil, Inc., a Nevada corporation ("PARENT"), and the Noteholders named therein and is entitled to the benefits, and otherwise subject to the provisions, thereof, including, without limitation, the limitations on interest set forth in SECTION 14.05 thereof. This Tranche B Note is secured by the Security Documents referred to in the Note Purchase Agreement.

            The unpaid principal balance of this Tranche B Note, together with all accrued, but unpaid interest hereon, shall be fully and finally due and payable on September 1, 2002; provided, that this Tranche B Note is subject to, and the Company agrees to make, mandatory prepayments on this Tranche B Note at the times and in the manner specified in the Note Purchase Agreement.

            All payments made by the Company on this Tranche B Note shall be applied first, to the accrued, but unpaid interest hereon, and the remainder, if any, shall be applied to the principal balance hereof. In addition, this Tranche B Note is subject to optional prepayment, in whole or from time to time in part, without notice, premium, fee or penalty, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.


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                                                         Exhibit 10.3 - Page 1

            Payments of principal of and interest on this Tranche B Note are to be made in lawful money of the United States of America at the places designated in the Note Purchase Agreement.

            This Tranche B Note is a registered Tranche B Note and, as provided in the Note Purchase Agreement, upon surrender of this Tranche B Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Tranche B Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Tranche B Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

            If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal and other amounts outstanding under this Tranche B Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

            This Tranche B Note shall be governed by and construed in accordance with the laws of the State of New York, excluding the choice of law rules thereof.

                                    TEXOIL COMPANY


                              By:
                              Name:
                              Title:




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                                                         Exhibit 10.3 - Page 2